UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 6, 2022 (May 4, 2022)
Commission File Number 1-3671
GENERAL DYNAMICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			13-1673581
State or other jurisdiction of incorporation or organization			I.R.S. Employer Identification No.

11011 Sunset Hills Road	Reston,	Virginia	20190
Address of principal executive offices			Zip code

(703) 876-3000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

The voting results for matters submitted to the company’s shareholders for consideration at the Annual Meeting held on May 4, 2022, are set forth below.

In an uncontested election, each of the following nominees was elected to the Board of Directors according to the following votes:

	For	Against	Abstain	Broker Non-Votes
James S. Crown	210,395,721	20,388,326	1,174,287	23,247,977
Rudy F. deLeon	229,025,549	2,606,250	326,535	23,247,977
Cecil D. Haney	226,379,658	5,245,428	333,248	23,247,977
Mark M. Malcolm	230,831,467	786,720	340,147	23,247,977
James N. Mattis	226,247,597	5,389,886	320,851	23,247,977
Phebe N. Novakovic	223,405,346	8,247,945	305,043	23,247,977
C. Howard Nye	228,954,312	2,656,403	347,619	23,247,977
Catherine B. Reynolds	230,810,001	832,902	315,431	23,247,977
Laura J. Schumacher	208,595,885	23,061,063	301,386	23,247,977
Robert K. Steel	224,967,305	6,331,063	659,966	23,247,977
John G. Stratton	218,880,713	12,732,914	344,707	23,247,977
Peter A. Wall	226,361,024	5,256,526	340,784	23,247,977

The results of voting on Proposals 2 through 5 (as numbered in the company’s 2022 Proxy Statement) were as follows:

Proposal 2. Shareholders approved the selection of KPMG LLP as the company’s independent auditors for 2022.

	For	Against	Abstain	Broker Non-Votes
Approval of KPMG as Independent Auditors	251,672,326	3,170,152	363,833	—

Proposal 3. Shareholders approved, on an advisory basis, the compensation paid to the company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2022 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote to approve Executive Compensation	220,924,580	10,045,932	987,822	23,247,977

Proposal 4. Shareholders rejected a shareholder proposal requesting that the Board adopt an enduring policy, and amend the company’s governing documents as necessary in order that two separate people hold the office of Chairman and the office of Chief Executive Officer.

	For	Against	Abstain	Broker Non-Votes
Shareholder Proposal to Require an Independent Board Chairman	92,133,663	139,286,754	537,917	23,247,977

Proposal 5. Shareholders rejected a shareholder proposal requesting that the Board prepare a report on the company’s human rights due diligence process relating to actual and potential human rights impacts associated with its products and services.

	For	Against	Abstain	Broker Non-Votes
Shareholder Proposal to Request a Human Rights Report	56,245,440	166,623,407	9,089,487	23,247,977

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos Senior Vice President, General Counsel and Secretary (Authorized Officer)

Dated: May 6, 2022